                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           CAPITAL DIRECTIONS, INC.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


                           CAPITAL DIRECTIONS, INC.
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                            CAPITAL DIRECTIONS, INC.

        322 South Jefferson Street, Mason, Michigan 48854  517-676-0500
______________________________________________________________________________




March 22, 1996



Dear Shareholder:

Capital Directions, Inc. invites you to attend the 1996 Annual Meeting of Shareholders beginning at 11:00 a.m. on Thursday, April 25, at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan.

Please read the accompanying Notice of Annual Meeting and Proxy Statement for information pertaining to the matters to be considered and acted upon at the Annual Meeting.

We appreciate your continued interest in Capital Directions, Inc. and look forward to seeing you at the Annual Meeting. Whether or not you are present, it is important that your shares are represented. Accordingly, please sign, date, and mail the enclosed Proxy promptly.

Sincerely,



Douglas W. Dancer

Douglas W. Dancer
Chairman of the Board



Timothy P. Gaylord

Timothy P. Gaylord
President and
Chief Executive Officer

                      (This page left blank intentionally)

                            CAPITAL DIRECTIONS, INC.

        322 South Jefferson Street, Mason, Michigan 48854  517-676-0500
 ______________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 25, 1996



The Annual Meeting of Shareholders of Capital Directions, Inc. will begin at 11:00 a.m. on Thursday, April 25, 1996 at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, for the following purposes:

      (1) To elect a board of seven directors, each to hold office for a term of one year and until a successor has been elected and qualified; and

      (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 1996 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.

All Shareholders are invited to attend the Annual Meeting. Please be sure to mark, date, sign, and return the enclosed proxy card, whether or not you plan to attend the meeting, so your shares will be voted. Any Shareholder present at the meeting, may vote personally on all matters brought forward. In that event, his or her Proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS



George A. Sullivan

George A. Sullivan
Secretary



March 22, 1996

                            CAPITAL DIRECTIONS, INC.

       322 South Jefferson Street, Mason, Michigan  48854  (517) 676-0500
______________________________________________________________________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 1996

This Proxy Statement is furnished in connection with the solicitation of proxies, beginning March 22, 1996, by the Board of Directors of Capital Directions, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, on April 25, 1996 at 11:00 a.m. (the "Annual Meeting").

If the form of Proxy accompanying this Proxy Statement is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the directions given in such Proxy. If no choice is specified, the shares represented by the Proxy will be voted for the election of directors listed as nominees in the Proxy and in accordance with the best judgement of the Proxy holder with respect to any other matter to come before the Shareholders at the Annual Meeting. A Proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, executing a subsequent Proxy, or
attending the meeting and voting in person.   Attendance at the Annual Meeting
does not, however, automatically serve to revoke the Proxy.

                       VOTING SECURITIES AND RECORD DATE

As of March 1, 1996, the record date for the Annual Meeting, the Company had issued and outstanding 297,428 shares of Common Stock, par value $5.00 per share ("Common Stock"), each outstanding share entitles the record holder thereof one vote upon each matter to be voted upon at the meeting, or any adjournment. The transaction of business at the Annual Meeting requires the presence of a quorum, which will be established by the presence or representation at the Annual Meeting of majority of the outstanding shares of Common Stock entitled to vote. Directors are elected by a plurality of the votes cast at the Annual Meeting. Thus, the seven nominees for election as directors who receive the greatest number of votes cast will be elected directors (see "(1) ELECTION OF DIRECTORS"). Therefore, broker non-votes on shares as to which authority is withheld with respect to the election of directors will be counted for quorum purposes, but since they are not votes cast, will have no effect on the election of directors.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of January 2, 1996, as to the Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock:



                    Name and Address         Amount and Nature       Percent
    Title of Class  of Beneficial Owner     of Beneficial Ownership  of Class
   ---------------  ----------------------  -----------------------  --------
   Common Stock,    June M. Oesterle Trust         26,630(1)         8.95%
   $5 par value     Lyle M. Oesterle Trust
                    1975 Okemos Rd.
                    Mason, MI  48854



-----------
       (1)Total of shares owned by both the June M. Oesterle Trust of which June
M. Oesterle is the sole Trustee and the Lyle M. Oesterle Trust of which Lyle M. Oesterle, spouse of June M. Oesterle, is sole Trustee.

                           (1) ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the Annual Meeting to serve until the next Annual Meeting and/or until their successors are elected. The Bylaws of the Company permit the Board of Directors to establish the size of the Board from seven to nine members. The present Board has fixed seven as the size of the Board to be elected. The Proxies cannot be voted for a greater number of persons than the number of nominees named.

In the event that any nominee is unable to serve, which is not now contemplated, the Proxy holders, to the extent they have been granted authority to vote in the election of directors, may or may not vote for a substitute nominee. The nominees for directors are the persons named below, all of whom are presently serving as directors of the Company. These persons, according to the information supplied by them, owned beneficially, directly or indirectly, the number of shares of Common Stock of the Company set forth opposite their respective names. All information is presented as of January 2, 1996.

                                   DIRECTORS



                                       Principal Occupation For                    Amount and Nature
                                          Last Five Years              Director     of Beneficial       Percent
     Name                 Age                Or More                   Since (1)     Ownership (2)      of Class
--------------            ---         -------------------------       ---------      -------------      --------
Gerald Ambrose            46        County Controller for the           1990            300               (3)
                                    County of Ingham; Vice
                                    Chairman of the Board,
                                    Mason State Bank, and the
                                    Company

Douglas W. Dancer         55        President, Dancer's Inc.            1986           7391               2.48
                                    Department Stores; Chairman
                                    of the Board, Mason State
                                    Bank, and the Company

Glenn R. Doran, Ph.D      50        Superintendent,                     1986            316               (3)
                                    Mason Public Schools

Timothy P. Gaylord        41        President & Chief Executive         1995           2170               (3)
                                    Officer of Mason State Bank
                                    and the Company

Marvin B. Oesterle        44        Partner, Golden Acres Farms         1981           2540               (3)
                                    and Oesterle Brothers
                                    Seed Corn

Terry Shultis             60        Senior Management Advisor,          1980           1505               (3)
                                    Retired President and Chief
                                    Executive Officer of Mason
                                    State Bank, Monex Financial
                                    Services, Inc., and the Company

George A. Sullivan        63        Attorney; Secretary of the          1975           1060               (3)
                                     Company

7 directors as a group                                                                15282               5.14



(1) Includes service as a director of the Company's wholly-owned subsidiary, Mason State Bank (the "Bank"). The Company was organized in 1988 to act, inter alia, as a holding company for Mason State Bank, and the Bank's directors became directors of the Company.
(2) Includes shares owned by or jointly with spouse, or minor child, or other relative residing in same household, or as trustee.
(3)  Less than one percent.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a number of standing committees, including Audit and Personnel.

The members of the Audit Committee include:   George A. Sullivan, Chairman;
Marvin B. Oesterle; and Douglas W. Dancer, ex-officio. The Audit Committee, which met three times during 1995, appoints, subject to approval by the Board of Directors, the Bank's independent auditors and approves the program of continuous internal audit and the scope of audit procedures. The committee also reviews the accounting principles and the control procedures and practices adopted by management, the services performed by the independent auditors, and approves the fees paid to the independent auditors.

The members of the Personnel Committee include: Glenn R. Doran, Chairman; Terry Shultis; Timothy P. Gaylord; Gerald Ambrose; and Douglas W. Dancer, ex-officio. This committee met nine times in 1995. The Bank's Personnel Committee approves the officers' salary budget for the year and recommends changes in official salaries and other benefits to the Bank's Board of Directors.

In 1995 there were a total of twelve regularly scheduled meetings of the Board of Directors of the Company. Of the nominees for re-election as directors of the Company, no director attended less than seventy-five percent of the aggregate of the total number of meetings of the Board of Directors of the Company held in 1995 and the total number of meetings held by all standing committees of the Board on which they served.

Each director of the Company is entitled to receive an annual retainer of $6,240. In lieu of payment of director fees, each director is eligible to participate in a deferred compensation plan adopted in 1986. All of the directors, except Gerald Ambrose and Timothy P. Gaylord, have elected to participate in part in the plan which provides for retirement and death benefits to be paid to the participating directors or their beneficiaries over fifteen years. Deferred director fees are used to purchase life insurance policies of which the Bank is the owner and beneficiary. These life insurance policies are structured to fully fund the Bank's obligation under the terms of the plan.

                               EXECUTIVE OFFICERS


                                                          First Elected as
                                                          an Officer of
Name (age)                   Position with the Company     the Company
----------                   --------------------------   ----------------
Douglas W. Dancer (55)       Chairman                        1988

Terry Shultis (60)           Senior Management Advisor,      1988
                             Retired President & CEO

George A. Sullivan (63)      Secretary                       1988

Robert G. Kennedy (49)       Treasurer                       1988

Timothy P. Gaylord (41)      President & CEO                 1995





                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth compensation paid by the Company and its subsidiaries during the fiscal year ended December 31, 1995 to each of the Company's Chief Executive Officers. There were no executive officers whose combined salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                       Long-Term
                                                                      Compensation

                                         Annual Compensation             Awards
  Name and                                                                                   All Other
Principal Position         Year      Salary ($)         Bonus ($)    Options/SARs (#)      Compensation ($)
---------------------      ----      ----------         ---------    ----------------      ----------------
Terry Shultis              1995      $93,119 (3)          0               300 (4)             $21,962 (5)
President and CEO (1)      1994      $89,698            $3,000              0                 $20,275
                           1993      $89,588            $4,400              0                 $18,766

Timothy P. Gaylord         1995      $75,322 (3)        $9,000            700 (4)              $4,941 (5)
President and CEO (2)


  (1) Mr. Shultis retired as President and CEO of the Company and the Bank on October 1, 1995. On that date he became Senior Management Advisor to the Company.


  (2) Mr. Gaylord became President and CEO of the Company and the Bank upon Mr. Shultis' semi-retirement on October 1, 1995. He was formerly Executive Vice President of the Bank.


  (3) Includes 1995 directors fees for Mr. Shultis of $6,000 and for Mr. Gaylord of $1,500.


  (4) The amounts shown represent the number of shares covered by stock options and stock appreciation rights granted under the Capital Directions, Inc. Incentive Stock Option Plan as more fully described in the Option/SAR Grants in Last Fiscal Year table set forth below.


  (5) "All Other Compensation" is comprised of the following items: for Mr. Shultis (i) a contribution of $11,400 to the Bank's Supplemental Executive Retirement Plan which was adopted for Mr. Shultis' benefit in 1988 and is designed to pay him a defined benefit upon retirement, (ii) a contribution by the Bank of $5,246 to the Bank's 401(k) Plan, and
         (iii) gifts by the Bank of $2,816 in cash and an automobile with a value of $2,500 made in connection with Mr. Shultis' retirement; and for Mr. Gaylord, a contribution by the Bank of $4,941 to the Bank's 401(k) Plan.


The following table presents information about stock options and tandem stock appreciation rights ("SARs") granted to the named executive officers during 1995 under the Capital Directions, Inc. Stock Option Plan (the "Stock Option Plan").

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS






                                                                                                   Potential Realizable
                                                                                                     Value at Assumed
                                               % of Total                                          Annual Rates of Stock
                                              Options/SARs          Exercise                        Price Appreciation
                                               Granted to           or Base                         for Option Term (2)
                        Options/SARs           Employees             Price        Expiration
Name                    Granted (#) (1)       in Fiscal Year         ($/Sh)         Date             5% ($)     10% ($)
----                    ---------------       --------------        --------      ----------         ------     -------
Terry Shultis               300                    15                 25.50        3/15/05            4,812      12,192

Timothy P. Gaylord          700                    35                 25.50        3/15/05           11,228      28,448




      (1) The amounts shown are shares of the Company's Common Stock and tandem SARs covered by options granted under the Stock Option Plan. The options and the SARs vest over 3 years, from the grant date of March 16, 1995 with one-third of the covered shares becoming part of the exercisable portion each year. The SARs may be exercised only in respect to up to 50 percent of the shares covered by the option, and only for an amount of cash equal to the difference between the base price shown and the market price of the Company's Common Stock at the time of exercise. Exercise of an SAR cancels the option with respect to the shares for which the SAR was exercised. The cash received may be used only to pay the exercise price of the remaining portion of the option.


      (2) The potential realizable value is reported net of the option exercise price and the SAR base price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of five percent and ten percent from the date of grant to the end of the option and SAR. Actual gains, if any, on stock option and SAR exercises are dependent on the future performance of the Company's Common Stock, overall stock market conditions, and the optionees' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.


The following table presents the number of shares covered by, and the value of, unexercised options and SARs held by the named executive officers at December 31, 1995. No options or SARs were exercised by the named executive officers during 1995.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES



                    Number of Unexercised Options/          Value of Unexercised In-the-Money
                        SARs at FY-End (#)                   Options/SARs at FY-End ($) (1)

Name                  Exercisable/Unexercisable                 Exercisable/Unexercisable
----                ------------------------------         ---------------------------------
Terry Shultis                  0/300                                   0/1,650

Timothy P. Gaylord             0/700                                   0/3,850




     (1) The value shown is based upon the market bid price at December 31, 1995 of $31.00 of the option exercise price and SAR base price.

                             EMPLOYMENT AGREEMENTS

The Company has entered into agreements with Mr. Shultis and Mr. Gaylord relating to their employment by the Company and the Bank. These agreements are summarized below. This summary is not intended to be complete and is qualified in its entirety by reference to the agreements.

The agreement between Mr. Shultis and the Company (the "Shultis Agreement") provides that Mr. Shultis will be employed by the Company as Senior Management Advisor from October 1, 1995 through December 31, 1997, subject to earlier termination as provided in the Shultis Agreement. Mr. Shultis is obligated under the Shultis Agreement to work 1,000 hours annually for which he is paid a salary of $55,900, in each case prorated for the period October 1, 1995 through December 31, 1995. Mr. Shultis is also entitled to customary benefits such as group health and dental insurance coverage available to executive level full time employees of the Company. The Shultis Agreement provides that the Company may terminate Mr. Shultis' employment for cause without further obligation to compensate Mr. Shultis. The Shultis Agreement generally defines cause to include, among other things, misfeasance, malfeasance, and nonfeasance of Mr. Shultis' duties and breach of the Shultis Agreement. Mr. Shultis may terminate the Shultis Agreement upon 14 days written notice. The Shultis Agreement provides that Mr. Shultis shall not for a period of one year after termination of the Shultis Agreement perform services for Michigan based competitors of the Company and its affiliates and will maintain the confidentiality of certain information and trade secrets of the Company.

The agreement among Mr. Gaylord, the Company, and the Bank (the "Gaylord Agreement") provides that Mr. Gaylord will be employed by the Company and the Bank as their President and Chief Executive Officer from October 1, 1995 through September 30, 1997, subject to automatic renewal for one year periods unless terminated in accordance with the Gaylord Agreement. The Gaylord Agreement provides an annual salary rate for 1995 of $85,000, subject to adjustment by the Board of Directors in subsequent years during the term of the Gaylord Agreement. Mr. Gaylord is also entitled to customary employee benefits and perquisites. The Gaylord Agreement provides that in the event of a change in control of the Company or the Bank, if Mr. Gaylord's employment is involuntarily terminated, or if Mr. Gaylord's status and compensation are reduced without cause within one year of the change in control, Mr. Gaylord shall be entitled to payment of an amount equal to his annual salary. The Gaylord Agreement provides that the Company and the Bank may terminate Mr. Gaylord's employment at any time for cause without further obligation to compensate Mr. Gaylord. The Gaylord Agreement broadly defines cause to generally include, among other things, misfeasance, malfeasance, and nonfeasance of Mr. Gaylord's duties and breach of the Gaylord Agreement. The Gaylord Agreement further provides that Mr. Gaylord shall not, for a period of one year after Mr. Gaylord's last day of employment, provide financial services or otherwise compete with the business of the Company and the Bank in the City of Mason, Michigan and a three mile radius surrounding it. Further, Mr. Gaylord shall not during that one year period, solicit customers of the Bank and its affiliates or solicit for hire any then current Bank or Company employees or contact them for the purpose of inducing them to leave the Bank or Company. The Gaylord Agreement also requires Mr. Gaylord to maintain the confidentiality of certain information and trade secrets of the Company and the Bank following the termination of his employment.

                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 1995. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                         TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting. At the date of this Proxy Statement, the Board is not aware of any matter other than the election of directors to be presented for action by others or that any nominee named herein for election to the Board of Directors will be unavailable. If any of the nominees listed above is not available for election as a director, or if any other matters come before the meeting or any adjournment thereof, it is intended that the shares represented by Proxies given to the Board of Directors' designees will be voted with respect thereto in accordance with the best judgement of the Proxies after consultation with the Board of Directors.

                     RELATIONSHIP WITH INDEPENDENT ACCOUNT

For the year 1995, Crowe, Chizek and Company was engaged by the Board of Directors to perform an audit of the Company's financial statements and has been so engaged for the year 1996. A representative of Crowe Chizek will be present at the meeting to make a statement if he or she desires and to respond to appropriate questions. The Company periodically reviews bids from qualified accounting firms.


                             ADDITIONAL INFORMATION

The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company and its subsidiaries may solicit Proxies by telephone, telegraph, or in person. The Company has retained the services of The Independent Election Corporation of America to deliver Proxy materials to brokers, nominees, fiduciaries, and other custodians for distribution to their beneficial owners, as well as the solicitation of Proxies from these institutions. The cost of the solicitation is expected to amount to approximately $2,500, plus reasonable out-of-pocket expenses.




SHAREHOLDERS ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS.


George A. Sullivan

George A. Sullivan
Secretary
March 22, 1996


                                                     CAPITAL DIRECTIONS, INC.

                                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Glenn R. Doran and Marvin B. Oesterle, jointly and severally, proxies, with full power of substitution, to vote all the shares of capital stock of Capital Directions, Inc. which the undersigned may be entitled to vote, at the Annual Meeting of Shareholders to be held at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, at 11:00 a.m. on
April 25, 1996, or any adjournment thereof.

        The proxies named on the reverse hereof are directed to vote as specified on the reverse hereof or, if no specification is made, FOR all nominees named on the reverse side and to vote IN ACCORDANCE WITH THEIR DISCRETION on such other matters that may properly come before the meeting.  The Board of Directors recommends a vote FOR all Agenda items.

                                                  (To be Signed on Reverse Side)

                  FOR    WITHHELD    Nominees:  Gerald Ambrose                                   FOR   AGAINST   ABSTAIN
1.  Election of   / /      / /                  Douglas W. Dancer       2.  Transact such other  / /     / /       / /
    Directors                                   Glenn R. Doran              business as may
                                                Timothy P. Gaylord          properly come before
                                                Marvin B. Oesterle          the meeting or any
                                                Terry Shultis               adjournment thereof.
                                                George A. Sullivan

For, except vote withheld from the                                      SIGNATURE(S)
following nominee(s)                                                                 ----------------------------------------
                                                                        DATE
---------------------------------                                            ------------------------------------------------

                                                                        NOTE: Please sign exactly as name appears hereon.
                                                                        Joint owners should each sign.  When signing as attorney,
                                                                        executor, administrator, trustee or guardian, please give
                                                                        full title as such.